SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement          |_| Confidential, For Use of the
                                          Commission Only
|_|  Definitive Proxy Statement              (as permitted by Rule
                                          14a-6(e)(2))
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-12

                         GENELABS TECHNOLOGIES, INC.
                         --------------------------
               (Name of Registrant as Specified in Its Charter)
               ================================================
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                [GENELABS LOGO]











April __, 2003

To Our Shareholders:

      You are cordially invited to attend the 2003 annual meeting of the shareholders of Genelabs Technologies, Inc. The meeting will be held at Genelabs Technologies' principal executive offices located at 505 Penobscot Drive, Redwood City, California 94063 on Tuesday, June 10, 2003, at 10:00 a.m. Pacific Daylight Time.

      At the meeting, you will be asked to elect eight members to the board of directors, approve an increase in the number of authorized shares of common stock, approve an increase in the number of shares reserved for issuance under the 2001 Stock Option Plan and to ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2003. These matters are described more fully in the proxy statement attached hereto and made a part hereof.

      I would like to thank you for your support as a Genelabs Technologies shareholder and urge you to please complete, date, sign and return the enclosed proxy as soon as possible. We look forward to seeing you at the meeting.


                                  Sincerely,



                                  Irene A. Chow, Ph.D.
                                  Chairman of the Board
                                  and Chief Executive Officer

                          GENELABS TECHNOLOGIES, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         DATE: TUESDAY, JUNE 10, 2003
                         TIME: 10:00 A.M., P.D.T.
                        PLACE: 505 PENOBSCOT DRIVE
                               REDWOOD CITY, CALIFORNIA 94063

      NOTICE IS HEREBY GIVEN that the 2003 annual meeting of the shareholders of Genelabs Technologies, Inc., a California corporation, referred to as Genelabs or the Company, will be held at the place and time indicated above for the following purposes:

      1. ELECTION OF DIRECTORS. To elect eight members to the board of directors, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal;

      2. INCREASE IN AUTHORIZED SHARES. To approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock by 50,000,000 shares;

      3. INCREASE IN SHARES RESERVED UNDER 2001 STOCK OPTION PLAN. To approve an amendment to the Company 2001 Stock Option Plan increasing the number of shares of common stock reserved and available for issuance under such plan by 2,000,000 shares;

      4. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

      5. OTHER BUSINESS. To transact other business that may properly come before the annual meeting and any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the proxy statement that is attached and made a part hereof. The board of directors has fixed the close of business on Tuesday, April 15, 2003 as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

      Whether or not you expect to attend the annual meeting in person, you are urged to please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the annual meeting. If you send in your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                               By Order of the Board of Directors

                               Heather Criss Keller
                               Vice President, General Counsel
                               and Secretary
Redwood City, California
April __, 2003

                          GENELABS TECHNOLOGIES, INC.
                              505 Penobscot Drive
                        Redwood City, California 94063

                                PROXY STATEMENT

Date, Time and Place of Meeting

      This proxy statement is furnished to the shareholders of Genelabs Technologies, Inc., a California corporation, in connection with the solicitation by the board of directors of Genelabs of proxies in the accompanying form for use in voting at the 2003 annual meeting of the shareholders to be held on Tuesday, June 10, 2003 at 10:00 a.m., Pacific Daylight Time, at Genelabs' principal executive offices located at 505 Penobscot Drive, Redwood City, California 94063, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the annual meeting. The Company intends to mail this proxy statement to shareholders on or about May ___, 2003.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by: (1) delivering to Genelabs (to the attention of Heather Criss Keller, Genelabs' Vice President, General Counsel and Secretary) a written notice of revocation or a duly executed proxy that is signed at a later date by the person who signed the earlier proxy; or (2) attending the annual meeting and voting in person.

Dissenters' Rights of Appraisal

      Under applicable California law, none of the holders of common stock are entitled to dissenters' rights of appraisal in connection with any proposal to be acted on at the annual meeting.

Solicitation and Voting

      The close of business on Tuesday, April 15, 2003 has been fixed as the record date for determining the holders of the shares of Genelabs common stock entitled to notice of, and to vote at, the annual meeting. As of the close of business on this record date, Genelabs had 53,393,104 shares of common stock outstanding and entitled to vote. The presence of a majority of these shares at the annual meeting, either in person or by proxy, will constitute a quorum for the transaction of business.

      Shareholders are generally entitled to one vote for each share of common stock held as of the record date. In electing directors, however, each shareholder has cumulative voting rights and therefore is entitled to cast a number of votes equal to the number of shares held multiplied by the number of directors to be elected. The shareholder may cast these votes all for a single candidate or may distribute the votes among some or all of the candidates. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the annual meeting prior to the voting of an intention to cumulate votes. In this event, the proxy holder may allocate the votes represented by proxies among the board of directors' nominees in the proxy holder's sole discretion.

      An automated system administered by Genelabs' transfer agent will tabulate votes cast by proxy and an employee of the transfer agent will tabulate votes cast in person at the annual meeting. All votes will be tabulated by an inspector of elections appointed for the annual meeting who will tabulate affirmative and negative votes, abstentions and broker non-votes for each proposal, each of which will be tabulated separately. The inspector will also determine whether a quorum is present, with abstentions and broker non-votes each included in the determination of the number of shares present and voting for quorum purposes. Abstentions and broker non-votes will not be counted for purposes of determining the number of votes cast on a proposal.

      With regard to the election of directors pursuant to Proposal No. 1, the nominees receiving the highest number of affirmative votes will be elected as directors.

      With regard to the approval of an increase in authorized shares of common stock pursuant to Proposal No. 2, abstentions and broker non-votes will have the same effect as negative votes in determining whether the increase in authorized shares is approved. The affirmative vote of the majority of outstanding shares of common stock at the annual meeting, either in person or by proxy, will effectively approve the increase of authorized shares of common stock by 50,000,000 shares.

      With regard to the approval of an increase in shares of common stock reserved for issuance under the 2001 Stock Option Plan pursuant to Proposal No. 3 and the ratification of the selection of independent auditors pursuant to Proposal No. 4, neither abstentions nor broker non-votes will be counted for any purpose in determining whether the approval of an increase in shares reserved or whether the selection of Ernst & Young LLP is ratified. The affirmative vote of a majority of the shares voting at the annual meeting, either in person or by proxy, will effectively approve the increase of shares reserved for issuance under the plan by 2,000,000 shares and will effectively ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

      If no specific instructions are given with respect to matters to be acted upon at the annual meeting, shares of common stock represented by a properly executed proxy will be voted (1) FOR election of the nominees for directors listed in Proposal No. 1 and (2) FOR approval of the increase in authorized shares pursuant to Proposal No. 2, (3) FOR approval of the increase in shares reserved for issuance under the 2001 Stock Option Plan pursuant to Proposal No. 3 and (4) FOR ratification of selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2003.

      Genelabs will pay the expenses of soliciting proxies to be voted at the annual meeting. Genelabs may conduct further solicitation personally, telephonically or by facsimile through its officers, directors or regular employees, none of whom will receive additional compensation for assisting with such solicitation, or through an agent hired by Genelabs for such purpose to whom Genelabs may pay compensation that is customary for such services. Following the original mailing of the proxies and other soliciting materials, Genelabs will request that brokers, custodians, nominees and other record shareholders forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. In such cases, upon the request of the record shareholders, Genelabs will reimburse such holders for their reasonable expenses.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

Nominees

      Genelabs' bylaws state that the number of directors is not to be less than five or more than nine. The number of directors on the board is currently fixed at eight. At the annual meeting, the shareholders will be asked to elect all eight directors, each of whom will serve until the next annual meeting of shareholders or until a successor has been elected and qualified or until the director's earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of the eight nominees unless the proxy is marked to withhold authority to do so. If any nominee is unable to serve for any reason or will not serve for good cause, the proxies may be voted for such substitute nominee as the board of directors may determine. The board of directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

      The names of the nominees, their ages as of April 15, 2003, and certain other information about each of them are set forth below:

      Name                      Age  Position
      Irene A. Chow, Ph.D.      64   Chief Executive Officer and Chairman
                                     of the Board of Directors
      J. Richard Crout, M.D.(1) 73   Director
      Thomas E. Dewey, Jr.(1)   70   Director

      Arthur Gray, Jr. (2)      80   Director
      H. H. Haight (2)          69   Director
      Alan Y. Kwan (1)          57   Director
      James A. D. Smith         44   President and Director
      Nina K. Wang (2)          65   Director

-------------------

(1) Member of the Human Resources Committee.
(2) Member of the Audit and Finance Committee.

      Each of the directors listed above was elected to be a director at Genelabs' 2002 annual meeting of shareholders held on June 20, 2002.

      There are no family relationships among any of Genelabs' directors or executive officers.

      Irene A. Chow, Ph.D. has been Chairman since April 1999 and has been Chief Executive Officer since January 2001. From July 1995 through March 1999, Dr. Chow was President and Chief Executive Officer. Dr. Chow joined Genelabs as an officer and director in 1993. In addition to her duties at Genelabs, Dr. Chow is also the chairman of the board of Genovate Biotechnology Co., Ltd. (formerly Genelabs Biotechnology Co., Ltd.). Prior to joining Genelabs, Dr. Chow held several positions at Ciba-Geigy Corporation, most recently as Senior Vice President of Drug Development for the pharmaceuticals division. Prior to joining Ciba-Geigy, Dr. Chow served as an associate professor and an assistant dean of Health Related Professions at Downstate Medical School, State University of New York. Dr. Chow holds a B.A. degree in Literature from National Taiwan University, and both an M.A. and a Ph.D. in Biostatistics from the University of California, Berkeley.

      J. Richard Crout, M.D. has been a director of Genelabs since January 1999. Dr. Crout is a pharmaceutical industry consultant, providing regulatory and drug development advice to pharmaceutical and biotechnology companies. Prior to forming Crout Consulting in 1994, Dr. Crout was a director of Galtex Pharmaceuticals from 1997 to 2000. Dr. Crout served as Vice President, Medical and Scientific Affairs of

Boehringer Mannheim Pharmaceuticals Corporation. Dr. Crout has also headed the Office of Medical Applications of Research at the National Institutes of Health and served as director of the Bureau of Drugs (now the Center for Drug Evaluation and Research) at the Food and Drug Administration. Dr. Crout was a director of Geltex Pharmaceuticals from 1997 to 2000. Dr. Crout is currently a member of the board of directors of Trimeris, Inc. and Biopure Corporation, and serves on the Audit Committee of both companies.

      Thomas E. Dewey, Jr. has been a director of Genelabs since January 1999. Mr. Dewey is a senior investment banker and financial adviser with McFarland Dewey & Co., LLC, an investment banking firm in New York City. Prior to founding his first firm in 1976, Mr. Dewey was General Partner of the international investment banking firm Kuhn, Loeb & Co. Mr. Dewey is currently a trustee of Scripps Research Institute, a senior trustee of Lenox Hill Hospital, where he was Chairman for a 10-year term, and a director of Northwest Natural Gas Company and The Goldfield Corporation. Mr. Dewey is also a director of Vysis, Inc. He serves as a member of Vysis, Inc.'s compensation committee, and is chairman of its audit committee.

      Arthur Gray, Jr. has been a director of Genelabs since March 1991. Mr. Gray has been Senior Managing Director of Carret & Co. since October 1999. Previously, Mr. Gray was a Managing Director of Cowen Investment Counselors, a division of Cowen & Co., from July 1993 to September 1999. Prior to joining Cowen, Mr. Gray was President and Chief Executive Officer of Dreyfus Personal Management, Inc., a subsidiary of the Dreyfus Corporation, from January 1984 to June 1993. Mr. Gray is also a director of Seventh Generation, an environmental product catalog company.

      H. H. Haight has been a director of Genelabs since May 1989. Mr. Haight is President and Chief Executive Officer of Argo Global Capital, Inc., a venture capital firm, where he specializes in high-technology industries. Prior to joining Argo in 1997, for approximately 15 years Mr. Haight was a Managing Director of Advent International Corporation, an advisor and manager of international venture capital funds, where he was closely involved in Advent's Far East activities and responsible for Advent's Far East Group and Advent Canada. Mr. Haight holds a B.S. in Forestry from the University of California, Berkeley and an M.B.A. from Harvard University.

      Alan Y. Kwan has been a director of Genelabs since January 1999. Mr. Kwan is an attorney based in Houston, Texas, where he maintains a general legal practice with an emphasis in business transactions and asset management. Previously, for more than 20 years Mr. Kwan was active in real estate development and general management for several Hong Kong-based international companies including the Chinachem Group, Swire Properties, Ltd. and Tai Cheung Properties, Ltd. Mr. Kwan previously was also a director of the Hong Kong operation of China International Trust & Investment Corp.

      James A. D. Smith has been President of Genelabs since April 1999. From January 2000 to January 2001, Mr. Smith also served as Chief Executive Officer. From October 1996 through March 1999, Mr. Smith was Chief Operating Officer. From June 1995 through September 1996, Mr. Smith was Vice President, Marketing and Business Development, and from January 1994 through June 1995, Mr. Smith was Director of Marketing. Prior to joining Genelabs, Mr. Smith was with ICN Pharmaceuticals for more than ten years in various marketing and business development positions, most recently as Director of Worldwide Business Development. Mr. Smith has a B.S. in Molecular and Cellular Biology from the University of California, San Diego.

      Nina K. Wang has been a director of Genelabs since February 1997. Mrs. Wang is the Chairlady of the Chinachem Group, one of Hong Kong's largest private real estate developers. Mrs. Wang is currently a director of Yangming Marine Transport Corporation in Taiwan, Bank of Overseas Chinese in Taiwan, Chelsfield PLC in the United Kingdom and the University of International Business and Economics and the Foreign Affairs College in China. Mrs. Wang created the Ruxin Agricultural Award to recognize technological advancements and achievements in agriculture in China, is the Honorary President of the Chinese Red Cross Foundation, and is Special Advisor to the World Federation of United Nations Associations. Mrs. Wang is a John Harvard Fellow of Harvard University and is a Professor at both Peking University and The Foreign Affairs College.

Meetings and Committees of the Board of Directors

      The board of directors met seven times in 2002. All directors attended at least 75% of the meetings of the board and of the committees on which they served. The board of directors currently has two committees: the Human Resources Committee and the Audit and Finance Committee. The board does not have a nominating committee or a committee performing similar functions.

      The Audit and Finance Committee is composed of three non-employee directors: Mr. Gray, Mr. Haight and Mrs. Wang. Each of these committee members is "independent" as such term is defined by the National Association of Securities Dealers. The Audit and Finance Committee reviews Genelabs' accounting practices, internal control systems, cash investment policy and filings with the Securities and Exchange Commission and meets with Genelabs' outside auditors concerning the scope and terms of their engagement and the results of their audits. The Audit and Finance Committee also is responsible for evaluating significant finance transactions. The Audit and Finance Committee met five times in 2002. Additional information regarding this committee's activities in 2002 are set forth below under the heading "Report of the Audit and Finance Committee of the Board of Directors."

      The Human Resources Committee is composed of three non-employee directors: Dr. Crout, Mr. Dewey and Mr. Kwan. The Human Resources Committee is responsible for reviewing compensation paid to executive officers and for administering Genelabs' stock option and employee benefit plans. The Human Resources Committee met three times in 2002. Additional information regarding this committee's activities in 2002 are set forth below under the heading "Report of the Human Resources Committee of the Board of Directors on Executive Compensation."

Compensation of Directors

      Non-employee directors are eligible to receive $1,500 for each board meeting he or she attends in person and $500 for each meeting he or she attends by telephone. For 2003, the directors have elected to receive no cash compensation, subject to review at a later date when additional financial resources are obtained. All directors also are reimbursed for actual business expenses incurred in attending board and committee meetings. Upon his or her first election to the board, each non-employee director is granted an option to purchase 30,000 shares of Genelabs common stock at an exercise price equal to the fair market value of the common stock on the date of grant. At each annual meeting of shareholders after the second anniversary of each director's election to the board, each non-employee director is granted an additional option to purchase 15,000 shares. Directors who are also employees are granted options under the 2001 Stock Option Plan in accordance with Genelabs' general compensation policy.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                   THE ELECTION OF ALL DIRECTORS NOMINATED.

                                PROPOSAL NO. 2
                          APPROVAL OF AN INCREASE IN
                       AUTHORIZED SHARES OF COMMON STOCK


      The board of directors has adopted, subject to shareholder approval, an amendment to the Company's Restated Articles of Incorporation to increase the Company's authorized number of shares of common stock by 50,000,000 shares to a total of 125,000,000 shares.

      The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Genelabs common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding Genelabs common stock, except for effects incidental to increasing the number of shares of the common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Restated Articles of Incorporation with the Secretary of State of the State of California.

      In addition to the 53,393,104 shares of Common Stock outstanding at April 15, 2003, the Board has reserved 8,988,564 shares for issuance upon exercise of options and rights granted under the Company's stock option and stock purchase plans including the incentive based compensation plan and 650,000 warrants, leaving only 11,968,332 shares available for general corporate purposes. The number of shares available for general corporate purposes will be reduced to 9,968,332 if Proposal No. 3 is approved.

      Although at present the Board of Directors has no plans to issue the additional shares of common stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further shareholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the company's business or product lines through the acquisition of other businesses or products.

      The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

      The affirmative vote of the holders of a majority of the outstanding shares of the common stock and preferred stock on an as-converted basis voting together as a class will be required to approve this amendment to the Company's Restated Articles of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

                                PROPOSAL NO. 3
                       APPROVAL OF AN INCREASE IN SHARES
                     RESERVED UNDER 2001 STOCK OPTION PLAN


      On April 23, 2001, the Board of Directors adopted 2001 Stock Option Plan that was approved by the shareholders on June 21, 2001. 2,500,000 shares of Common Stock plus all available shares for grant under the Company's 1995 Stock Option Plan (the "1995 Plan") as of April 23, 2001 and any and all shares that would otherwise be returned to the 1995 Plan by reason of expiration of its term or cancellation upon termination of employment or service were initially reserved for issuance pursuant to options under the 2001 Stock Option Plan. In April 2003, the Board of Directors adopted an amendment to the 2001 Stock Option Plan, subject to shareholder approval, to increase the number of shares reserved for issuance thereunder by an additional 2,000,000 shares for an aggregate of 4,500,000 shares. The Board believes that the grant of options is a highly effective way to align the interests of management with those of the Company shareholders and provides a cost-effective means of recognizing employee contributions to the success of the Company. The Board also believes that increasing the number of shares of Common Stock available for this purpose will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining highly qualified technical and other key personnel.

      At the Annual Meeting, the Company's shareholders are being requested to approve an amendment to the 2001 Stock Option Plan to increase the number of shares reserved for issuance under the 2001 Stock Option Plan by 2,000,000 shares.

Summary of the 2001 Stock Option Plan.

      The following summary of the material provisions of the 2001 Stock Option Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the 2001 Option Plan, which is attached as Annex A hereto.

      SHARES SUBJECT TO THE 2001 OPTION PLAN. The additional shares of stock reserved for issuance pursuant to the exercise of options under the 2001 Stock Option Plan will consist of 2,000,000 shares of authorized but unissued Genelabs common stock or treasury shares, subject to certain adjustments as described below. Generally, shares subject to an award that remain unissued upon expiration or cancellation of an award will be available for other awards under the 2001 Stock Option Plan. On April 16, 2003, the closing price of Genelabs common stock as reported on the NASDAQ National Market, was $1.46 per share.

      ELIGIBILITY. The 2001 Option Plan provides that options may be granted only to such employees, directors, consultants, officers, independent contractors and advisors (provided that such consultants, independent contractors and advisors render bona fide services not in connection with the offer or sale of securities in a capital-raising transaction) of Genelabs or any parent, subsidiary or affiliate of Genelabs as the Administrator (as defined below) may determine (including directors who are also employees or consultants). Approximately 80 employees and consultants are currently eligible to participate in the 2001 Stock Option Plan, and currently there are six non-employee directors eligible for automatic grants as described below. The 2001 Stock Option Plan provides that an optionee will be eligible to receive options to purchase up to an aggregate maximum of 500,000 shares during each calendar year.

      ADMINISTRATION. The 2001 Stock Option Plan is administered by the Human Resources Committee or other committee appointed by the board of directors or the board itself (in each case, the "Administrator"). The committee consists of certain members who are intended to be "disinterested persons" within the meaning of the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), unless otherwise determined by the Administrator. The Administrator is authorized, amongst other things, to construe, interpret and implement the provisions of the 2001 Stock Option Plan, to select the persons to whom options will be granted and to determine the terms and conditions of such options. The interpretation or construction by the Administrator of any provision of the 2001 Stock Option Plan or of any option granted thereunder will be final and binding on all optionees.

      AWARDS UNDER THE 2001 STOCK OPTION PLAN. The 2001 Stock Option Plan authorizes the grant of incentive stock options ("ISOs") to eligible employees or non-qualified stock options to eligible employees, directors, consultants, independent contractors and advisors. The 2001 Stock Option Plan also provides that upon the election or appointment of a non-employee director to the board, he or she will be granted automatically a non-qualified stock option to purchase 30,000 shares of Genelabs common stock. Additionally, at the annual shareholders meeting after the second anniversary of such election or appointment to the board and at each subsequent annual shareholders meeting, each such director is granted an additional option to purchase 15,000 shares of Genelabs common stock. Non-employee director options are fully vested and exercisable in their entirety immediately upon grant except that no such options are exercisable after the expiration of ten years from the date the option is granted.

      TERMS OF OPTIONS. Subject to the terms and conditions of the 2001 Stock Option Plan, the Administrator, in its discretion, determines for each option whether the option is to be an ISO or a non-qualified stock option, the number of shares for which the option will be granted, the exercise price of the option, the periods during which the option may be exercised and other terms and conditions. Each option is evidenced by an option grant in such form as the Administrator approves and is subject to the following conditions:

   o Exercise Price. The exercise price of an option may not be less than 85% of the fair market value of the shares of Genelabs common stock on the date of grant, and the exercise price of any ISO may not be less than 100% of the fair market value of the shares of Genelabs common stock on the date of grant, and any ISO granted to a holder of greater than 10% of the total combined voting shares may not be less than 110% of the fair market value of the shares of Genelabs common stock on the date of the grant.

   o Form of Payment. The exercise price is generally payable in cash or by check. In addition, upon approval by the Administrator, the option exercise price may also be payable by: (i) cancellation of indebtedness of Genelabs owed to the optionee; (ii) surrender of shares of fully paid common stock that have been owned by an optionee for more than six months; (iii) by promissory note subject to certain terms; (iv) by waiver of compensation due or accrued to the optionee; (v) through a "same day sale"; (vi) through a "margin commitment"; (vii) by any combination of the foregoing that the Administrator may authorize; or
      (viii) by any other method approved by the Administrator.

   o Term of Options and Vesting. Under the 2001 Stock Option Plan, options generally are permitted to be exercisable for up to ten years, except that an ISO granted to a 10% shareholder can only be exercisable for five years. All options are subject to earlier expiration due to termination of employment or service with Genelabs. Each stock option agreement specifies the vesting and exercisability of the option granted thereunder.

   o Limitations on ISOs. An individual is not eligible to receive an ISO unless such individual is an employee of Genelabs or of a parent or subsidiary of Genelabs. The 2001 Stock Option Plan also includes other provisions intended to satisfy certain tax requirements relating to ISOs.

   o Transferability. Stock options granted under the 2001 Stock Option Plan will not be transferable or assignable by an optionee except by will or by the laws of descent and distribution, and are exercisable during the lifetime of the optionee only by the optionee except that, upon approval of the Administrator, a non-qualified stock option may be transferred to family members, trusts and charitable institutions.

      CHANGE IN CONTROL AND ADJUSTMENTS. The number of shares subject to the 2001 Stock Option Plan and any option will be adjusted in the event of, amongst other things, a stock dividend, stock split, reverse stock split or similar change relating to Genelabs common stock. In general, in the event of a change in control of Genelabs, unless otherwise provided in the applicable stock option agreement or other agreement, any or all outstanding options will accelerate and become exercisable in full upon the occurrence of such change in control.

      COMPLIANCE WITH RULE 16B-3 AND CODE SECTION 162(m). The 2001 Stock Option Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act. In addition, the 2001 Stock Option Plan is intended to provide performance-based compensation so as to be eligible for compliance with Section 162(m) of the Code which, generally, limits the deduction of an employer for compensation of certain covered officers. Under Section

162(m), certain compensation, including compensation based on the attainment of performance goals, may be disregarded for purposes of this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid is disclosed to and approved by the shareholders in a separate vote prior to the payment. Accordingly, if the 2001 Option Plan is approved by shareholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, compensation paid to covered employees pursuant to the 2001 Stock Option Plan will not fail to be deductible under Section 162(m) of the Code.

      AMENDMENT AND TERMINATION OF THE 2001 STOCK OPTION PLAN. The Administrator may, at any time, terminate or amend the 2001 Stock Option Plan in any respect; provided, however, that the Administrator will not, without shareholder approval, amend the plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder, to the extent the Administrator intends the plan to comply with such foregoing requirement or law.

      TERM OF THE 2001 STOCK OPTION PLAN. Options may be granted pursuant to the 2001 Stock Option Plan from time to time until April 23, 2011, which is ten years after the date the 2001 Stock Option Plan was originally adopted by the Board of Directors, unless earlier terminated.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

      The following summarizes certain U.S. federal income tax considerations generally applicable to options granted under the 2001 Stock Option Plan. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

      NON-QUALIFIED STOCK OPTIONS. Generally, an optionee will not be taxed upon the grant of a non-qualified stock option. Rather, at the time that an optionee exercises a non-qualified stock option (and in the case of an untimely exercise of an ISO), the optionee will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased at the time of purchase over the option price for such shares. Genelabs will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes as ordinary income subject to the limits under Section 162(m) of the Code.

      If the optionee sells or exchanges stock that was acquired upon exercise of a non-qualified stock option (or upon an untimely exercise of an ISO), then the optionee recognizes capital gain or loss equal to the difference between
(i) the sales price and (ii) the fair market value of such stock on the date that ordinary income was recognized with respect thereto. Any such capital gain or loss will be long-term capital gain or loss if such stock was held for more than 12 months at the time of the sale or exchange. Under current law, an optionee is generally subject to U.S. federal income tax at a maximum rate of 20% of net capital gain attributable to the sale of property held for more than 12 months.

      INCENTIVE STOCK OPTIONS. If an optionee satisfies certain requirements, the optionee will not be generally subject to U.S. federal income tax upon the grant of an ISO or the timely exercise of an ISO (except that the alternative minimum tax may apply). For purposes of the ISO rules under the Code, exercise of an ISO will be timely if made during its term and if the optionee remains an employee of Genelabs or its subsidiary at all times during the period beginning on the grant date of the ISO and ending on the date three months before the exercise date (or one year before the exercise date in the case of a disabled optionee). Exercise of an ISO will also be timely for this purpose if made by the optionee's legal representative and if the optionee dies (i) while in the employ of Genelabs or its subsidiary or (ii) within three months after termination of the optionee's employment. The U.S. federal income tax consequences of an untimely exercise of an ISO are determined in accordance with the rules applicable to non-qualified stock options. (See "United States Federal Income Tax Consequences -- Non-Qualified Stock Options" above.)

      If an optionee disposes of stock that was acquired pursuant to the timely exercise of an ISO, then such optionee, except as noted below, will recognize long-term capital gain or loss equal to the difference between the sales proceeds and the option price. Genelabs, under these circumstances, will not be entitled to any U.S. federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock.

      If, however, an optionee disposes of stock acquired pursuant to the exercise of an ISO before the later of two years from the grant date of the ISO or within one year from the date such stock is transferred to him or her (a "disqualifying disposition") upon exercise, any gain that was realized generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the stock on the exercise date or the amount realized on such disqualifying disposition and
(ii) as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date that governs the determination of ordinary income. In such case, Genelabs generally may claim a U.S. federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income subject to the limits of Section 162(m) of the Code. Any such capital gain or loss will be long-term capital gain or loss if the optionee held such stock for more than 12 months at the time of the disqualifying disposition. Under current law, an optionee generally is subject to U.S. federal income tax at a maximum rate of 20% of net capital gain attributable to the sale of property held for more than 12 months.

ERISA INFORMATION

      The 2001 Stock Option Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

NEW PLAN BENEFITS

      Genelabs cannot determine the amount of options under the 2001 Stock Option Plan that will be granted in 2003 to specific executive officers, the executive officers as a group, or non-executive officer employees as a group. Grants under the 2001 Stock Option Plan will be made at the discretion of the Human Resources Committee or the board of directors and, accordingly, are not yet determinable. In addition, benefits under the 2001 Stock Option Plan will depend on a number of factors, including the fair market value of Genelabs common stock on future dates and the exercise decisions made by optionees. Consequently, it is not possible to determine the benefits that might be received by participants (except in the case of non-employee directors) of awards that will be made thereunder during 2003. The following chart sets forth the name, position and the awards that will be made during 2003 to the non-employee directors as a group. These awards will be made whether or not the amendment to the 2001 Stock Option Plan is approved, as the Company currently has sufficient reserved shares available to make such awards.

                               NEW PLAN BENEFITS
         -----------------------------------------------------------
                            2001 Stock Option Plan
         -----------------------------------------------------------
               Name And Position           Dollar      Number Of
                                         Value ($)       Units
         -----------------------------------------------------------
         Non-Executive Director Group       N/A        90,000 (1)
         -----------------------------------------------------------

-------------------

(1) Each of the six non-executive directors will be granted options to purchase 15,000 shares of common stock at the Annual Meeting.

CERTAIN PLAN INFORMATION

      The following table represents certain information with respect to our equity compensation plans as of December 31, 2002.



                                                                EQUITY COMPENSATION PLAN INFORMATION
                                                                                                          Number of securities
                                                                                                         remaining available for
                                            Number of securities to be                                 future issuance under equity
                                             issued upon exercise of     Weighted-average price of         compensation plans
                                               outstanding options,        outstanding options,          (excluding securities
Plan Category                                 warrants and rights          warrants and rights           reflected in column (a))
----------------------------------------    --------------------------   -------------------------    -----------------------------
                                                     (a)                         (b)                              (c)
Equity compensation plans approved
    by security holders.................         5,410,000                      $ 3.25                          3,160,000
Equity compensation plans not
    approved by security holders (1)....            20,000                      $ 2.41                            -
                                             --------------------------------------------------------------------------------------
Total...................................         5,430,000                      $ 3.25                          3,160,000 (2)
                                             --------------------------------------------------------------------------------------

-------------------

(1) In August 1993, the board of directors approved the grant of options to purchase 20,000 shares of common stock to Irene Chow. These options have an exercise price equal to 50% of the then-current fair market value of the common stock, all of which vest 10 years from the date of grant.

(2) Includes 1,709,000 shares for the 2001 Stock Option Plan and 1,451,000 shares for the 2001 Employee Stock Purchase Plan.

VOTE REQUIRED

      The affirmative vote of a majority of the votes cast on this proposal will be required to approve the amendment to the 2001 Stock Option Plan.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN INCREASE IN SHARES RESERVED UNDER THE 2001 STOCK OPTION PLAN.

                                PROPOSAL NO. 4
                           RATIFICATION OF SELECTION
                            OF INDEPENDENT AUDITORS

      The board of directors has selected Ernst & Young LLP as the Company's independent auditors to perform the audit of Genelabs' financial statements for the fiscal year ending December 31, 2003, and the shareholders are being asked to ratify such selection. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, are expected to have the opportunity to make a statement at the annual meeting if they desire to do so and will be available to respond to appropriate questions.

      Shareholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's bylaws or otherwise. However, the board of directors is submitting the selection of Ernst & Young LLP to shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the board will reconsider whether to retain Ernst & Young LLP. Even if the selection is ratified, the board, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Genelabs and its shareholders.

      Fees billed by Ernst & Young LLP for the fiscal years ended December 31, 2002 and 2001 were as follows:

                                               2002        2001
                                            ----------  ---------
         Audit Fees........................ $ 206,000   $ 192,800
         Audit-Related Fees................        --          --
         Tax Fees..........................    55,900      42,000
         All Other Fees....................        --       6,800


      Audit Fees are fees incurred in connection with the audit of Genelabs' consolidated financial statements and the review of financial statements in Genelabs' quarterly reports on Form 10-Q and include $53,000 and $53,100 in 2002 and 2001, respectively, for audits and statutory procedures performed for a subsidiary which is accounted for as a discontinued operation.

      Tax Fees are fees incurred in connection with tax compliance, tax advice and tax planning.

     All Other Fees are fees incurred for services other than those described above, and in 2001, included fees incurred in connection with filing of a registration statement on Form S-8.

     The Audit and Finance Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining their independence, and has determined that it is.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
 THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information known to Genelabs as of April 15, 2003, regarding the beneficial ownership of Genelabs common stock by:

   o each person known to the board of directors to be the beneficial owner of more than 5% of the outstanding common stock;

   o  each director and nominee;

   o  each executive officer named in the Summary Compensation Table herein;
      and

   o  all directors and executive officers as a group.

      Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% shareholder, as the case may be.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, and includes shares of common stock issuable pursuant to the exercise of stock options or warrants that are immediately exercisable or exercisable within 60 days after April 15, 2003. Unless otherwise indicated to the knowledge of the board of directors, the persons or entities identified in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each of the individuals or entities named below is c/o Genelabs Technologies, Inc., 505 Penobscot Drive, Redwood City, California 94063.


                                                                                                      Total Shares       Percent of
Name and Address of Beneficial Owner             Number of Shares              Number of Shares       Beneficially      Outstanding
                                                       Owned                with Right to Acquire        Owned            Shares(1)
-----------------------------------------------------------------------------------------------------------------------------------
Veron International Limited (2)
   Top Floor Chinachem Golden Plaza
   77 Mody Road
   Tsimshatsui East
   Kowloon, Hong Kong.........................          5,391,633                           -            5,391,633        10.1%
Watson Pharmaceuticals, Inc.
   311 Bonnie Circle
   Corona, California  92880..................          3,000,000                     500,000            3,500,000         6.5%
Smith Barney Fund Management LLC
   338 Greenwich Street
   New York, New York 10013...................          3,000,000                           -            3,000,000         5.6%
Irene A. Chow, Ph.D...........................             12,502                   1,105,570            1,118,072         2.1%
James A. D. Smith.............................             55,154                     337,264              392,418          *
H. H. Haight..................................            260,000                      60,000              320,000          *
Matthew M. Loar...............................             69,313     (3)             217,649              286,962          *
Arthur Gray, Jr...............................            215,000     (4)                   -              215,000          *
Heather Criss Keller..........................             54,543                     154,039              208,582          *
Thomas E. Dewey, Jr...........................             40,000                      50,000               90,000          *
J. Richard Crout, M.D.........................             18,000     (5)              50,000               68,000          *
Alan Y. Kwan..................................              4,500                      50,000               54,500          *
Nina K. Wang..................................                  -                      50,000               50,000          *




Ronald C. Griffith Ph.D.......................              2,960                      33,333               36,293          *
All directors and executive officers
     as a group (14 persons) (6)..............            824,727                   2,379,185            3,203,912         5.7%


*   Represents less than 1%.

(1) Based on 53,393,104 shares of Genelabs common stock outstanding as of April 15, 2003. (2) An investment holding company whose principal shareholder is Mrs. Wang, a Genelabs director.
(3) Includes 5,000 shares held by Mr. Loar's children.
(4) Includes 15,000 shares held by trust of which Mr. Gray is the beneficiary and 25,000 shares held by Mr. Gray's spouse.
(5) Includes 8,000 shares held in trust for Dr. Crout's child for which Dr. Crout is trustee.
(6) Includes holdings of the above-listed Genelabs officers, three other executive officers not listed above and directors. Excludes shares held by Veron International, Limited.


                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table sets forth all compensation earned during the fiscal years ended December 31, 2002, 2001 and 2000, by Genelabs' Chief Executive Officer and each of Genelabs' four other most highly compensated executive officers (collectively, the "named executive officers").



                                                              SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Annual Compensation                               Long-Term
                                                                                                               Compensation Awards
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Other Annual    Securities Underlying
      Name and Principal                                                                    Compensation         Options (#)
          Position                      Year           Salary ($)       Bonus ($)             ($) (1)
------------------------------------- ---------- ---------------   ------------- ------------------------   ------------------------

Irene A. Chow, Ph.D. (2)                2002            495,833               -                   52,500             180,000
   Chairman of the Board                2001            450,000         157,500                  235,235             150,000
   and Chief Executive
   Officer                              2000            262,550         150,000                   89,605              40,000


James A. D. Smith                       2002            292,838               -                   30,489              72,000
   President                            2001            285,000          53,438                   27,709              30,000
                                        2000            256,650               -                   40,968              40,000

Heather Criss Keller                    2002            237,500               -                   28,007              72,000
   Vice President, General Counsel      2001            207,500          31,500                   17,508              70,000
   and Secretary
                                        2000            161,282          34,200                    6,107              45,000


Matthew M. Loar                         2002            226,417               -                   29,083              72,000
   Chief Financial Officer              2001            204,584          33,000                   23,179              70,000
                                        2000            148,986          32,490                   17,652              45,000

Ronald C. Griffith (3)                  2002            225,000               -                   75,989  (4)         20,000



                                                              SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Annual Compensation                               Long-Term
                                                                                                               Compensation Awards
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Other Annual    Securities Underlying
      Name and Principal                                                                    Compensation         Options (#)
          Position                      Year           Salary ($)       Bonus ($)             ($) (1)
------------------------------------- ---------- ---------------   ------------- ------------------------   ------------------------

   Vice President,                      2001              7,670          59,375                        -              80,000
   Research
                                        2000                  -               -                        -                   -

-------------------

(1) Unless otherwise noted, amounts in this column represent amounts vested in the long-term portion of Genelabs' Annual and Long Term Incentive Based Compensation Program.

(2) Dr. Chow was Chief Executive Officer through March 31, 1999 and was re-appointed Chief Executive Officer on January 19, 2001, with a base salary effective January 1, 2001 when she returned full-time. As Chairman in 2000, Dr. Chow worked part-time.

(3) Mr. Griffith's first day of employment with Genelabs was December 19, 2001.

(4) Represents $66,984 for temporary housing and related costs and $9,005 for travel due to relocation.


Option Grants in Last Fiscal Year

      The following table sets forth information regarding individual grants of options to purchase shares of Genelabs common stock made during 2002 to each of the named executive officers.


                                                          Individual Grants
                                       ------------------------------------------------------
                                                                    % of Total
                                                                      Options
                                        Number of Securities        Granted to       Exercise
                                         Underlying Options        Employees in        Price            Expiration      Grant Date
             Name                          Granted (#)(1)              2002          ($/Share)            Date          Value($)(2)
--------------------------             ----------------------    ---------------    -----------       ------------     ------------
     Irene A. Chow, Ph.D.                     100,000                   6.2              2.21           1/25/2012         186,372
                                               80,000                   5.0              0.91           5/17/2012          61,311
     James A. D. Smith                         40,000                   2.5              2.21           1/25/2012          74,549
                                               32,000                   2.0              0.91           5/17/2012          24,525
     Heather Criss Keller                      40,000                   2.5              2.21           1/25/2012          74,549
                                               32,000                   2.0              0.91           5/17/2012          24,525
     Matthew M. Loar                           40,000                   2.5              2.21           1/25/2012          74,549
                                               32,000                   2.0              0.91           5/17/2012          24,525
     Ronald C. Griffith                        20,000                   1.2              0.91           5/17/2012          15,356

-------------------

(1) Stock options are awarded with an exercise price equal to the fair market value of Genelabs common stock on the date of award. Generally, these stock option grants have a four-year vesting period with 25% of the shares subject to the stock options vesting and becoming exercisable on the first anniversary of the date of grant, and thereafter the remaining 75% of the shares subject to the stock options vesting and becoming exercisable in 36 equal monthly installments, so long as employment with Genelabs continues. All of the options granted have a 10-year term.

(2) The estimated "grant date present value" of options granted in 2002 is based on a Black-Scholes option pricing model, a model that reflects certain assumptions regarding variable factors such as interest rates and stock price volatility. Stock options have value only as a result of appreciation in the price of Genelabs common stock. If, at the time of exercise, the price of Genelabs common stock is the same as or lower than the option exercise price, there will be no gain to the optionee. Because changes in the subjective input assumptions can materially affect the fair value estimate, it is the belief of Genelabs that this model does not necessarily provide a reliable single measure of the fair value of the options granted. For the purposes of establishing the "grant date present value" shown in the table, the model assumed a dividend yield of zero, risk-free interest rate of 3.0%, volatility factor of the expected market price of the Genelabs common stock of 1.0, and an expected life of the options of one year subsequent to vesting.

Option Exercises and Option Value for Fiscal 2002

      The following table sets forth certain information concerning the exercise of stock options during 2002 by each of the named executive officers and the number and value at December 31, 2002 of unexercised options held by each of the named executive officers.



                               Shares                   Number of Securities Underlying      Value of Unexercised In-the-Money
                             Acquired on     Value      Unexercised Options at Year-End         Options at Year-End
                              Exercise       Realized                  (#)                             ($)
                           --------------------------------------------------------------------------------------------------------
        Name                    (#)         ($) (1)     Exercisable       Unexercisable      Exercisable         Unexercisable
Irene A. Chow, Ph.D.             -             -          947,237             191,668           8,930               63,200
James A. D. Smith                -             -          308,391              86,209           5,580               25,280
Ronald C. Griffith               -             -           20,000              80,000               -               15,800
Heather Criss Keller             -             -          122,187             109,813             107               25,298
Matthew M. Loar                  -             -          186,733             108,667               -               25,280

-------------------

(1) "Value Realized" represents the fair market value of the shares underlying the option on the date of exercise less the aggregate exercise price.

(2) These values are based on the positive spread between the respective exercise price of outstanding stock options and the fair market value of Genelabs common stock at December 31, 2002 ($1.70). These amounts may not represent amounts actually realized by the named executive officers.


Employment Agreements

      The Company has not entered into any employment agreements with the named executive officers, and their employment may be terminated at any time at the discretion of the board of directors.

      On January 3, 2002, the Company entered into agreements with each of the named executive officers providing certain compensation in the event of a change in control of the Company. The agreements provide for the immediate vesting of all unvested shares of stock options granted by Genelabs to the named executive officers upon the effective date of a change in control of the Company (referred to as the Effective Date). Under the change of control agreement between the Company and Dr. Chow, should Dr. Chow be involuntarily terminated within 18 months of the Effective Date, her agreement provides for salary continuation for 24 months, a lump sum payment of 150% of her target bonus potential for the calendar year in which the involuntary termination takes place and continuation of health care coverage for 18 months. Under the change of control agreement with each other named executive officer, should such officer be involuntarily terminated within 18 months of the Effective Date, the agreement provides for salary continuation for 12 months, a lump sum payment of 100% of the executive's target bonus potential for the calendar year in which the involuntary termination takes place and continuation of health care coverage for 12 months. In the event the benefits under the agreements constitute "parachute payments" within the meaning of Section 280G of the Code, such benefits may be reduced so that none of the benefits constitute "parachute payments."

Limitation of Liability and Indemnification

      The Company's articles of incorporation and bylaws include provisions that eliminate the liability of the directors for monetary damages to the fullest extent under California law.

      In addition to the indemnification set forth in the Company's articles of incorporation and bylaws, as a general practice, the Company enters into agreements with each director and officer pursuant to which the Company agrees to indemnify such directors and officers. These agreements, among other things, provide for indemnification for expenses, judgments, fines and settlement amounts incurred by any of these people in any action or proceeding arising out of his or her services as a director or executive officer or at the Company's request. Genelabs believes that these provisions and agreements are necessary to attract and retain qualified people as directors and executive officers.

Notwithstanding anything to the contrary set forth in any of Genelabs' filings under the Securities Act of 1933, as amended (the "Securities Act'), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this proxy statement, in whole or in part, the Report of the Human Resources Committee of the Board of Directors on Executive Compensation that follows shall not be deemed to be incorporated by reference into any such filings and it is not considered filed under the Securities Act or the Exchange Act unless this section is specifically referenced.

                    REPORT OF THE HUMAN RESOURCES COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

           The Human Resources Committee (the "Committee") acts on behalf of the board of directors to oversee the implementation of the Company's general compensation policy for all employees of the Company, including executive officers of the Company. The primary goals of the Company's compensation policy are to attract and retain qualified employees and align their compensation with the Company's business objectives and performance. The Committee assists the board in fulfilling its fiduciary duty regarding accountability to the Company's shareholders.

      The Committee is composed of three directors, each of whom is independent of management and the Company. The Company's chief executive officer and vice president of human resources generally attend the Committee's meetings at the invitation of the Committee, do not vote on any matters, and are excused from meetings when matters of their own compensation are discussed.

Executive Officer Compensation Policies

      The Company's executive compensation philosophy is to attract and retain executive officers capable of leading the Company to achievement of its business objectives by offering competitive compensation opportunities that reward individual contributions as well as corporate performance. In addition, long-term equity compensation is awarded to align the interests of management and shareholders. The Company provides executive officers of the Company with an economic interest in the long-term appreciation of the Company's common stock through the grant of stock options, subject to vesting restrictions.

      The Committee reviews the performance of the designated officers of the Company, including the chief executive officer, from time to time, but at least once annually. The Committee recommends to the board compensation for each officer. The board considers the recommendations of the Committee and approves the terms of compensation for all executive officers of the Company.

Elements of Executive Officer Compensation

      The Committee's philosophy in compensating executive officers, including the chief executive officer, is to relate compensation principally to corporate and executive performance within the context of maintaining appropriate market competitiveness. Compensation for the chief executive officer and each of the Company's other executive officers generally consists of three elements: base salary, a performance-based bonus and long-term equity incentives including stock option grants with exercise prices set at the fair market value at the time of the grant. Base salaries and cash bonuses are determined annually, based in part on the achievement of corporate performance goals and objectives set by the board. Under these performance criteria, executive officers' compensation, including the chief executive officer's compensation, is based on the Company's success in meeting these established goals and objectives.

      In determining compensation for all executive officers, the Committee also takes into consideration the financial condition and prospects for the Company as well as any promotions or changes in responsibilities that may have taken place during the fiscal year. Total compensation paid by the Company to its chief executive officer and other executive officers is designed to be competitive with compensation packages paid to the management of comparable companies in the biopharmaceutical industry. In making its compensation decisions, the Committee takes into consideration information and reports including surveys of compensation programs and practices of competing biopharmaceutical companies as well as publicly available information and reports from compensation consulting firms. In addition, custom survey data are reviewed on a case-by-case, position-by-position basis as the Committee deems necessary or appropriate.

The Committee strives to provide compensation packages that are competitive at or about the 50th percentile of the companies surveyed.

      Base Salary. Base salary is cash compensation and is determined by the competitive market and individual performance. Base salary for each executive officer is established each year based on a compensation range which corresponds to the executive officer's job responsibilities and the executive officer's overall individual job performance. Executive officers base salaries are normally reviewed in February, but were not increased in February 2003. Because of financial constraints, the board accepted the recommendation of management to decrease all executive officers' salary by 10%. At their discretion, the board may review executive officers' salary at a later date.

      Bonuses. In addition to their base salaries, Genelabs' executive officers, including the chief executive officer, are each eligible to receive an annual cash bonus under an incentive bonus program. A portion of the cash compensation paid to the executive officers, including the chief executive officer, is in the form of discretionary bonus payments that are paid on an annual basis. Under the incentive bonus program, cash bonus awards are based on overall corporate performance. The board approves the Company's overall objectives, and cash bonuses are awarded based on the board's assessment of achievement of those objectives. Bonus target levels are based on a percentage of the officer's base salary.

      Many traditional measures of corporate performance, such as earnings per share or sales growth, are less important in reviewing the performance of executives in the biopharmaceutical industry, as compared with more established industries. Because of the Company's current stage of development, the Committee emphasizes other indications of performance, such as the progress of the Company's research and development programs, corporate development and marketing relationships with corporate partners, the recruitment of management personnel, and securing capital resources sufficient to enable the Company to further its research and development plans.

      Although not all of the 2002 corporate goals were fully met, the Committee determined that certain critical objectives were substantially achieved. Based on this determination and its evaluation of the executive officers' contributions, achievements and performance, the board designated that 2002 objectives had been achieved at 90% of the target level. Because of financial constraints, no cash bonuses were awarded to any executive officer, but the board shall grant bonuses to the executive officers at a later date if the Company has sufficient resources. Stock options were granted as part of the annual performance and compensation review.

      Long-Term and Equity Incentives. The long-term incentive program is designed to encourage creation of long-term value for the Company's shareholders and equity ownership for its executives. The goal of the program is to encourage retention of key executive officers on a long-term basis through the payment of additional compensation if employment continues throughout the designated vesting period. If an executive in this category should be eligible for and receive an annual bonus, the amount of the bonus will also be awarded in the long-term portion of the program. Because of financial constraints, no amounts were added to the long-term portion of the program, but the situation shall be reviewed by the board at a later date if the Company has sufficient resources. This long-term element generally defers payments to the executive over a three-year period, vesting one-third each year.

      The number of shares subject to each stock option granted as long-term equity incentives to executive officers is based, in part, on each officer's anticipated future contribution and ability to impact corporate and/or business unit results, past individual or corporate performance or consistency within the executive's competitive peer group. In making its decisions, the Committee considers these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested.

Chief Executive Officer Compensation

      In accordance with the 10% salary decrease implemented for executive officers, the board decreased Dr. Chow's base salary by the same amount in February 2003. The board may review Dr. Chow's base salary at a later date. The usual process for such a review will include analysis by the Committee of the total direct compensation for chief executive officers from the survey data gathered on companies in the biopharmaceutical industry and/or of the Company's size and complexity. In determining Dr. Chow's bonus for 2002 performance and 2003 salary, the Committee recognized her significant contributions to the performance of the Company, which included continued progress of the Company's research and development programs. In addition, the Committee took into consideration Dr. Chow's industry experience, competitive salary information and current market conditions in accordance with the objectives and policies as set forth above. The Committee also recognized the value of Dr. Chow's performance in setting a clear vision and strategy, and providing the leadership to achieve results. In making its determination with respect to the bonus to be awarded to Dr. Chow for 2002 performance, the Committee's assessment was that Dr. Chow's performance was critical to the achievement of the Company's performance objectives. However, as with other executive officers, the board did not award any cash bonus or add any amount to the long-term portion of the plan for Dr. Chow. The board shall award Dr. Chow a bonus at a later date, if the Company has sufficient resources.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

      Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly-held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year. Certain performance-based compensation is specifically exempt from the deduction limit. The Company is currently monitoring the applicability of Section 162(m) to its ongoing compensation arrangements. The Company does not expect that amounts of compensation paid to its executives officers will fail to be deductible by reason of Section 162(m).

                                    HUMAN RESOURCES COMMITTEE
                                    /s/  J. Richard Crout, Chair
                                    /s/  Thomas E. Dewey, Jr.
                                    /s/  Alan Y. Kwan

April 15, 2003

Notwithstanding anything to the contrary set forth in any of Genelabs' filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the Report of the Audit and Finance Committee of the Board of Directors that follows shall not be deemed to be incorporated by reference into any such filings and it is not considered filed under the Securities Act or the Exchange Act unless this section is specifically referenced.

               REPORT OF THE AUDIT AND FINANCE COMMITTEE OF THE
                              BOARD OF DIRECTORS

      The Audit and Finance Committee (the "Audit Committee") is composed of three non-employee directors, each of whom is "independent" as such term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The board of directors approved and adopted a written charter for the Audit Committee on October 29, 1999, a copy of which was filed as Annex A to the Company's Proxy Statement filed with the Securities and Exchange Commission on April 27, 2001.

      The Audit and Finance Committee oversees Genelabs' financial reporting process on behalf of the board of directors. Genelabs' management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the fiscal year ended December 31, 2002 with management which review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee also reviewed the audited financial statements for the fiscal year ended December 31, 2002 with the Company's independent auditors, Ernst & Young LLP. This review included a discussion of the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit as well as a specific discussion of the going concern qualification to the opinion of Ernst & Young LLP. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standards No. 1, and considered the compatibility of non-audit services with the auditors' independence.

      The Audit Committee and Genelabs' independent auditors have discussed the overall scope and plans for their audits. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Genelabs' internal controls and the overall quality of Genelabs' financial reporting. The Audit Committee held five meetings during fiscal year 2002.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                    AUDIT AND FINANCE COMMITTEE
                                    H. H. Haight, Chair
                                    Arthur Gray, Jr.
                                    Nina K. Wang

April 15, 2003

Notwithstanding anything to the contrary set forth in any of Genelabs' filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the chart titled "Genelabs Stock Price Performance" that follows shall not be deemed to be incorporated by reference into any such filings and it is not considered filed under the Securities Act or the Exchange Act unless it is specifically referenced.


                       GENELABS STOCK PRICE PERFORMANCE

                               [GRAPHIC OMITTED]



      The graph above compares the cumulative total shareholder return on Genelabs common stock for the five-year period from December 31, 1997 through December 31, 2002 with the cumulative total return on the NASDAQ Stock Market Index (U.S. companies) and the NASDAQ Pharmaceuticals Stock Index over the same period. The graph assumes an investment of $100 in Genelabs common stock and in each of the indices on December 31, 1997, and reinvestment of all dividends.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      From January 1, 2002 to the present, there have been no transactions in which the amount involved exceeded $60,000 to which Genelabs or any of its subsidiaries was a party and in which any executive officer, director, 5% beneficial owner of common stock or member of the immediate family of any of the foregoing persons had or has a direct or indirect material interest, except the compensation arrangements described above.

         SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

      A shareholder who wants to present a proposal to be considered for inclusion in Genelabs' proxy materials for the 2004 annual meeting of shareholders must submit that proposal in writing no later than January 1, 2004. To be timely, shareholder proposals to be presented and considered at the 2004 annual meeting, but not through Genelabs' proxy materials, must be received in writing by the Corporate Secretary at Genelabs' executive offices after March 12, 2004 and before April 11, 2004, unless the 2004 annual meeting is called for a date earlier than May 11, 2004 or later than July 10, 2004, in which case such proposal must be received by the Corporate Secretary no earlier than 90 days and no later than 60 days prior to the date of the meeting. In the event that Genelabs publicly announces the date of the 2004 annual meeting less than 70 days prior to the date of the meeting, shareholder proposals to be presented and considered at the meeting, but not through Genelabs' proxy materials, must be received by the Corporate Secretary within ten days following the date of such announcement.

              COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires Genelabs' directors and executive officers and persons who own more than 10% of Genelabs common stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and changes in ownership of Genelabs common stock. Reporting Persons are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) reports they file. To Genelabs' knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, Genelabs believes that during its fiscal year ended December 31, 2002, all Reporting Persons complied with all applicable filing requirements, except for Mr. Haight, who filed one late report in 2002 with respect to six transactions entered into by a partnership with which he is affiliated with respect to its sale in 1998 of 162 shares he indirectly owned.

                                OTHER BUSINESS

      The board of directors does not presently intend to bring any other business before the annual meeting, and, so far as is known to the board, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. As to any business that may properly come before the annual meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

      All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope, which is postage prepaid if mailed in the United States, is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                         GENELABS TECHNOLOGIES, INC.

                            2001 STOCK OPTION PLAN
             ADOPTED BY THE BOARD OF DIRECTORS ON APRIL 23, 2001
                    AS PROPOSED TO BE AMENDED AND RESTATED

SECTION 1.    GENERAL PURPOSE OF PLAN; DEFINITIONS.

      The name of this plan is the 2001 Stock Option Plan (the "Plan"). The Plan was adopted by the Board (defined below) on April 23, 2001, and approved by the shareholders of Genelabs Technologies, Inc. (the "Company") on June 21, 2001, and amended by the Board on April 11, 2003, to increase the number of shares reserved for issuance by 2,000,000 shares, which amendment is subject to the approval of the shareholders of the Company. The purpose of the Plan is to enable the Company to attract, retain and provide equity incentives to selected persons to promote the financial success of the Company.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      (1) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 below.

      (2) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

      (3) "Board" means the Board of Directors of the Company.

      (4) "Change in Control" means a change in the ownership or control of the Company, effected through any of the following events:

           (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company) is or becomes, after the Effective Date (as defined herein), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

           (b) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

           (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

           (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

      (5) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

      (6) "Committee" means the Human Resources Committee of the Board plus such additional individuals as the Board shall designate in order to meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Exchange Act or any other committee the Board may subsequently appoint to administer the Plan. Unless otherwise determined by the Board, the Committee shall be composed entirely of members who meet the qualifications referred to in Rule 16b-3 under the Exchange Act ("Rule 16b-3") and Section 162(m) of the Code. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

      (7) "Common Stock" means the common stock, no par value per share, of the Company.

      (8) "Company" means Genelabs Technologies, Inc., a corporation organized under the laws of the State of California (or any successor corporation).

      (9) "Disability" has the meaning as set forth in Section 22(e)(3) of the Code.

      (10) "Disinterested Person" shall have the meaning set forth in Rule 16b-3, and as such Rule may be amended from time to time, or any successor definition adopted by the SEC.

      (11) "Effective Date" shall mean the date provided pursuant to Section
11.

      (12) "Eligible Recipient" means an employee, officer, director, consultant, independent contractor or advisor (provided such consultant, independent contractor or advisor renders bona fide services not in connection with the offer or sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company eligible to participate in the Plan pursuant to Section 4.

      (13) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

      (14) "Fair Market Value" means, as of any given date, the fair market value of a Share as determined by the Committee from time to time in good faith; provided that (i) if the Shares are admitted to trading on a national securities exchange, the fair market value of a Share on any date shall be the closing price per Share reported on the last date preceding such date on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, the fair market value of a Share on any date shall be the closing price per Share reported on the last trading day preceding such date as quoted on the Nasdaq and as reported in the Wall Street Journal.

      (15) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

      (16) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such Stock Option is granted) that it will not be treated as an Incentive Stock Option.

      (17) "Optionee" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options.

      (18) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

      (19) "SEC" means the Securities and Exchange Commission.

      (20) "Securities Act" means the Securities Act of 1933, as amended, from time to time, or any successor thereto.

      (21) "Share" means a share of the Common Stock.

      (22) "Stock Option" means an option to purchase Shares granted pursuant to Sections 5 and 6 below.

      (23) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      (24) "Ten Percent Shareholder" means a person who owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary.

SECTION 2.   ADMINISTRATION.

      The Plan shall be administered in accordance with the requirements of
Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the
Code) and, to the extent applicable, Rule 16b-3, by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

      Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant Stock Options to Eligible Recipients pursuant to the terms of the Plan. The Administrator may delegate to officers of the Company the authority to grant Stock Options under this Plan to Eligible Recipients who are not officers or directors of the Company whose transactions in the Company's Common Stock are subject to Section 16(b) of the Exchange Act.

      Additionally, subject to the terms and provisions of the Plan, the Administrator's powers shall include, without limitation, the authority to:

      (1) select those Eligible Recipients who shall be Optionees;

      (2) determine whether and to what extent Stock Options are to be granted hereunder to Optionees including whether a Stock Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

      (3) determine the number of Shares to be covered by each such Stock Option granted hereunder, the exercise price of a Stock Option and the period during which the Stock Option may be exercised;

      (4) determine other terms and conditions, not inconsistent with the terms of the Plan, of each Stock Option granted hereunder;

      (5) determine whether an Optionee has ceased to be employed or retained by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated and whether an Optionee who is a director, consultant, independent contractor or advisor is employed or retained by the Company or any Parent, Subsidiary or Affiliate of the Company;

      (6) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

      (7) interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and

      (8) otherwise supervise the administration of the Plan.

      All decisions and interpretations made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on the Company and all persons having an interest in any Stock Option or any Shares purchased pursuant to a Stock Option.

SECTION 3.   STOCK SUBJECT TO PLAN.

      The total number of Shares reserved and available for issuance under the Plan shall be 4,500,000 (assuming shareholder approval of the amendment to increase the number of shares reserved is obtained). Such Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. No one Optionee shall be eligible to receive more than 500,000 Shares during any single calendar year during the term of this Plan pursuant to the grant of Stock Options hereunder.

      Upon shareholder approval of the Plan on April 23, 2001, (1) the Company's 1995 Stock Option Plan (the "1995 Plan") was merged and incorporated into the Plan, effective immediately prior to the 2001 annual meeting of the shareholders of the Company, (2) all outstanding options under the 1995 Plan are treated as outstanding under the Plan; provided however, that each outstanding option so incorporated shall be governed solely by the express terms and conditions of the 1995 Plan and all other instruments evidencing the grant of such options, and (3) all available shares for grant under the 1995 Plan as of such date are available for grant hereunder, and any and all shares that would otherwise be returned to the 1995 Plan by reason of expiration of its term or cancellation upon termination of employment or service shall be available again for grant hereunder as of such date of cancellation or termination. Effective immediately prior to the 2001 annual meeting of the shareholders of the Company, upon shareholder approval of the Plan at such meeting, the 1995 Plan was terminated and no further option grants are made therefrom.

      Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that a Stock Option expires or is otherwise terminated without being exercised, such Shares shall again be available for issuance in connection with future awards granted under the Plan. If any Shares have been pledged as collateral for indebtedness incurred by an Optionee in connection with the exercise of a Stock Option and such Shares are returned to the Company in satisfaction of such indebtedness, such Shares shall again be available for issuance in connection with future awards granted under the Plan.

      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, combination or other change in the capital structure of the Company, as may be determined by the Administrator, in its sole discretion and subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws, a substitution or adjustment shall be made in (i) the aggregate number of Shares reserved for issuance under the Plan and (ii) the kind, number and option price of Shares subject to outstanding Stock Options granted under the Plan; provided, however, that the number of shares subject to any award shall always be a whole number; and provided further, that the exercise price may not be decreased to below the par value, if any, for the Shares. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. In connection with any event described in this paragraph, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4.   ELIGIBILITY.

      Non-Qualified Stock Options may be granted to employees, directors, consultants, officers, independent contractors and advisors (provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer or sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. Incentive Stock Options may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company.

SECTION 5.   STOCK OPTIONS.

      The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Administrator shall have the authority to grant to any Eligible Recipient Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Optionee and be outstanding concurrently hereunder.

      Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each Optionee. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

      (1) Form of Stock Option Grant. Optionees who are granted Stock Options shall enter into a stock option agreement with the Company, in such form (which need not be the same for each Optionee) as the Administrator shall from time to time approve, which stock option agreement shall comply with and be subject to the terms and conditions of this Plan.

      (2) Date of Grant. The date of grant of a Stock Option shall be the date on which the Administrator makes the determination to grant such Stock Option unless otherwise specified by the Administrator. The stock option agreement representing the Stock Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the granting of the Stock Option.

      (3) Exercise Price. The option price per Share purchasable under a Stock Option shall be determined by the Administrator, in its sole discretion, on the date the Stock Option is granted; provided that (i) the exercise price of a Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value of the Shares on the date the Stock Option is granted; (ii) the exercise price of an Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Shares on the date the Stock Option is granted; and (iii) if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price of such Incentive Stock Option, to the extent required at the time of grant by the Code, shall be no less than 110% of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

      (4) Exercise Period. Subject to this Section 5 and Section 10 herein, Stock Options shall be exercisable within the times or upon the events determined by the Administrator as set forth in the respective stock option agreement; provided, however, that no Stock Option shall be exercisable after the expiration of ten (10) years from the date the Stock Option is granted and provided, further, that no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date the Stock Option is granted.

      (5) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or of any Parent or Subsidiary) shall not exceed $100,000. If the Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Stock

Options for the first $100,000 worth of Shares to become exercisable in such year shall be Incentive Stock Options and the Stock Options for the amount in excess of $100,000 that become exercisable in that year shall be Non-Qualified Stock Options. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit shall be incorporated herein and shall apply to any Stock Options granted after the effective date of such amendment.

      (6) Stock Options Non-Transferable. Stock Options granted under this Plan, and any interest therein, shall not be transferable or assignable by an Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by such Optionee; provided, however, that Non-Qualified Stock Options may be transferred to such family members, trusts and charitable institutions as the Administrator, in its sole discretion, shall approve at the time of the grant of such Stock Option.

      (7) Assumed Stock Options. In the event the Company assumes a stock option granted by another company unless otherwise determined by the Administrator, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new stock option rather than assuming an existing option, such new option may be granted with a similarly adjusted exercise price.

      (8) Exercise of Stock Options.

           (a) Notice. Stock Options may be exercised only by delivery (including electronic delivery or other delivery method approved by the Administrator) to the Company of a written stock option exercise agreement in a form approved by the Administrator (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

           (b) Payment. Payment for the Shares may be made in cash (by check) or, where approved by the Administrator in its sole discretion at the time of grant and where permitted by law: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of Shares having a Fair Market Value equal to the applicable exercise price of the Stock Options that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by the Optionee in the open public market; (iii) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at the market rate on the date such promissory note is executed; provided, however, that such rate is sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; (iv) by waiver of compensation due or accrued to the Optionee for services rendered; (v) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Stock Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vi) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Stock Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vii) by any combination of the foregoing; or (viii) by any other method approved by the Administrator. Optionees who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

           (c) Loans. The Company may make loans available to Optionees in connection with the exercise of outstanding Stock Options, as the Administrator, in its sole discretion, may determine. Such loans shall (i) be evidenced by a full recourse promissory note entered into by the Optionee in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest at such rate as the Administrator shall determine but in no event less than the market rate on the date such promissory note is executed; provided, however, that such rate is sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the Shares covered by the Stock Option, or portion thereof, exercised by the Optionee, and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan and the conditions upon which the loan will become payable in the event of the holder's termination of employment or service to the Company or to any Subsidiary shall be determined by the Administrator, provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, Shares having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the Optionee to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its sole discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

           (d) Withholding Taxes. Prior to issuance of the Shares upon exercise of a Stock Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Stock Option. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

           (e) Limitations on Exercise. The exercisability of a Stock Option shall be subject to the following:

                (i) The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of a Stock Option, provided that such minimum number will not prevent an Optionee from exercising the full number of Shares as to which the Stock Option is then exercisable.

                (ii) A Stock Option shall not be exercisable unless such exercise is in compliance with the Securities Act, all applicable state securities laws and the requirements of any stock exchange or national market system upon which the Shares may then be listed, as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

      (9) Termination of Employment or Service Other Than Due to Death or Disability. Unless otherwise provided in the applicable stock option agreement, if an Optionee ceases to be employed or retained by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or Disability, the Optionee may exercise such Optionee's Incentive Stock Options or Non-Qualified Stock Options, to the extent that they are exercisable on the date of termination, within three (3) months after the date of termination or such other time period as may be specified in the applicable stock option agreement (but in no event later than the expiration date of the term of such Stock Option as set forth in Section 5(4) above). To the extent an Optionee was not entitled to exercise a Stock Option at the date of termination, or if an Optionee does not exercise such Stock Option to the extent so entitled within the time specified herein, the Stock Option shall terminate unless as otherwise provided in the applicable stock option agreement.

      (10) Termination of Employment or Service Due to Death or Disability. Unless otherwise provided in the applicable stock option agreement, if an Optionee's employment or retention with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the Optionee's death or Disability, the Optionee may exercise such Optionee's Incentive Stock Options or Non-Qualified Stock Options, to the extent that they are exercisable on the date of termination, by the Optionee (or the Optionee's legal representative) within twelve (12) months after the date of termination or such other time period as may be specified in the applicable stock option agreement (but in no event later than the expiration date of the term of such Stock Option as set forth in Section 5(4) above). To the extent an Optionee was not entitled to exercise a Stock Option at the date of termination, or if an Optionee does not exercise such Stock Option to the extent so entitled within the time specified herein, the Stock Option shall terminate unless as otherwise provided in the applicable stock option agreement.

SECTION 6.   OPTION GRANTS FOR NON-EMPLOYEE DIRECTORS.

      (1) Eligibility Generally. Non-employee directors of the Company or any Parent, Subsidiary or Affiliate of the Company shall be granted automatic Stock Options pursuant and subject to Sections 6(2) and (3) below. In addition to the foregoing, Stock Options may be granted to such non-employee directors of the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator shall select from time to time in its sole discretion, and subject to such terms and conditions as the Administrator shall determine, in its sole discretion. Directors may be granted more than one Stock Option under the Plan.

      (2) Eligibility for Automatic Stock Options. Each non-employee director, upon his or her first election or appointment to the Board, will be granted a Stock Option to purchase 30,000 Shares. At the Company's Annual Meeting of Shareholders following the second anniversary of his or her election or appointment to the Board, and at each subsequent Annual Meeting of Shareholders, each such director will be granted an additional Stock Option to purchase 15,000 Shares.

      (3) Terms and Conditions of Automatic Stock Options. The terms and conditions of the automatic Stock Option grants to non-employee directors of the Company or any Parent, Subsidiary or Affiliate of the Company pursuant to
Section 6(2) and this Section 6(3) are as follows:

           (a) Date of Grant. The dates of grant of the automatic Stock Options shall be the dates described in Section 6(2) above. The stock option agreement representing the Stock Option will be delivered to the Optionee within a reasonable time after the granting of the Stock Option.

           (b) Exercise Price. The exercise price of the automatic Stock Option shall be the Fair Market Value of the Shares at the time that the Stock Option is granted.

           (c) Vesting and Exercise Period. The automatic Stock Options shall be fully vested and exercisable in their entirety immediately upon grant for the term set forth in the applicable stock option agreement; provided, however, that no Stock Option shall be exercisable after the expiration of ten (10) years from the date the Stock Option is granted.

           (d) Limitation on Exercise. If the Optionee ceases to be a director for any reason except death, the Optionee may exercise his or her Stock Options, to the extent (and only to the extent) that they are exercisable on the date of termination until the expiration dates of the Stock Options, which shall be ten (10) years from the dates the Stock Options are granted. If the Optionee ceases to be a director because of death, the Optionee's legal representative may exercise his or her Stock Options to the extent (and only to the extent) that they are exercisable on the date of termination, within twelve (12) months after the date of termination, but not after the expiration of ten (10) years from the date the Stock Options are granted. To the extent an Optionee or an Optionee's legal representative was not entitled to exercise a Stock Option at the date of termination, or if an Optionee or an Optionee's legal representative does not exercise such Stock Option to the extent so entitled within the time specified herein, the Stock Option shall terminate unless as otherwise provided in the applicable stock option agreement.

SECTION 7.   MODIFICATION, EXTENSION AND RENEWAL OF STOCK OPTIONS.

      The Administrator shall have the power to modify, extend or renew outstanding Stock Options and to authorize the grant of new Stock Options in substitution therefor, provided that any such action may not, without the written consent of an Optionee, impair any rights under any Stock Option previously granted except as provided in Section 3 hereof. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Administrator shall not have the power to reduce the exercise price of outstanding Stock Options.

SECTION 8.   PRIVILEGES OF STOCK OWNERSHIP.

      No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to a Stock Option until such Stock Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. Upon written request, the Company shall provide to each Optionee a copy of the annual financial statements of the Company at such time after the close of each fiscal year of the Company as such statements are released by the Company to its common shareholders generally.

SECTION 9.   NO OBLIGATION TO EMPLOY.

      Nothing in this Plan nor any Stock Option granted under this Plan shall confer on any Optionee any right to continue in the employ of, as a director of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

SECTION 10.  CHANGE IN CONTROL; ASSUMPTION OF STOCK OPTIONS BY SUCCESSORS.

      In the event of a Change in Control, any or all outstanding Stock Options shall, unless otherwise provided in an applicable stock option agreement or other agreement, accelerate and become exercisable in full upon the occurrence of the Change in Control and shall expire immediately following the occurrence of the Change in Control. To the extent required by applicable law, the aggregate Fair Market Value of Incentive Stock Options which first become exercisable in the year of such Change in Control cannot exceed $100,000, and any remaining accelerated options shall be treated as Non-Qualified Stock Options.

SECTION 11.  ADOPTION AND SHAREHOLDER APPROVAL.

      This Plan, as amended, shall become effective on April 11, 2003, the date the amendment to Plan was adopted by the Board (the "Effective Date"). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan was adopted by the Board. Upon the Effective Date, the Board may grant Stock Options pursuant to this Plan; provided that, in the event that shareholder approval is not obtained within the time period provided herein, all Stock Options granted hereunder shall terminate. No Stock Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the shareholders of the Company and all such Stock Options granted pursuant to such increase shall similarly terminate if such shareholder approval is not obtained.

SECTION 12.  TERM OF PLAN.

      Stock Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

SECTION 13.  AMENDMENT OR TERMINATION OF PLAN.

      Subject to Section 7 above, the Administrator may at any time terminate or amend this Plan in any respect, including but not limited to, amendment of any form of grant, exercise agreement or instrument to be executed pursuant to this Plan; provided, however, that the Administrator shall not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder, to the extent the Administrator intends the Plan to comply with such foregoing requirement or law.

SECTION 14. UNFUNDED STATUS OF PLAN.

      The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to an Optionee by the Company, nothing contained herein shall give any Optionee or persons any rights that are greater than those of a general creditor of the Company.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          GENELABS TECHNOLOGIES, INC.
                  FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 10, 2003

      The undersigned shareholder of GENELABS TECHNOLOGIES, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 30, 2003, and the 2002 Annual Report to Shareholders and hereby appoints Irene A. Chow and Heather C. Keller, and each of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Shareholders of GENELABS TECHNOLOGIES, INC. to be held on Tuesday, June 10, 2003 at 10:00 a.m., Pacific Daylight Time, at GENELABS TECHNOLOGIES, INC.'s principal executive offices located at 505 Penobscot Drive, Redwood City, California 94063, and at any adjournment thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

      THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS AND FOR THE RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


      1. ELECTION OF DIRECTORS

         NOMINEES:       Irene A. Chow             H. H. Haight
                         J. Richard Crout, M.D.    Alan Y. Kwan
                         Thomas E. Dewey, Jr.      James A. D. Smith
                         Arthur Gray, Jr.          Nina K. Wang

      __________  FOR ALL NOMINEES     __________  WITHHELD FROM ALL NOMINEES


      ___________________________________________
      (INSTRUCTION):  TO WITHHOLD AUTHORITY TO
      VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
      NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.


      2. APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK BY 50,000,000 SHARES.

      __________  FOR         __________  AGAINST          __________  ABSTAIN

      3. APPROVAL OF INCREASE IN SHARES RESERVED FOR ISSUANCE UNDER 2001 STOCK OPTION PLAN BY 2,000,000 SHARES.

      __________  FOR         __________  AGAINST          __________  ABSTAIN

      4. RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

      __________  FOR         __________  AGAINST          __________  ABSTAIN

                                            __                              __
                         MARK HERE         |  |            MARK HERE IF    |  |
                         FOR ADDRESS       |__|            YOU PLAN TO     |__|
                         CHANGE AND                        ATTEND THE
                         NOTE AT LEFT                      MEETING


Signature(s) ____________________________     Dated:  _________________ , 2003


This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

                                      17